UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported) May 21, 2009

Cephalon, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-19119	23-2484489
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

41 Moores Road
Frazer, Pennsylvania		19355
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code (610) 344-0200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01             Entry into a Material Definitive Agreement.

On May 21, 2009, Cephalon, Inc. (the “Company”) entered into an Underwriting Agreement (the “Notes Underwriting Agreement”) with Deutsche Bank Securities Inc. (the “Representative”), as representative of the several underwriters named therein (the “Underwriters”), relating to its offering of $435 million aggregate principal amount of 2.50% convertible senior subordinated notes due May 1, 2014 (the “Notes”).  The offering of the Notes was made pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission.  In accordance with the terms of the Underwriting Agreement, the Company granted the Underwriters of the Notes a 30-day option, solely to cover over-allotments, to purchase up to an additional aggregate $65 million principal amount of the Notes.  The Underwriters exercised the over-allotment option in full on May 22, 2009.   In total, the Company issued $500 million aggregate principal amount of the Notes on May 27, 2009.  A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated herein by reference.

On May 21, 2009, the Company entered into an Underwriting Agreement (the “Shares Underwriting Agreement”) with the Representative, as representative of the several underwriters named therein (the “Underwriters”), relating to its offering of 5 million shares of the Company’s common stock, par value $0.01 per share (the “Shares”), at $60.00 per share.  The offering of the Shares was made pursuant to an effective shelf registration statement previously filed with the Securities and Exchange Commission.  The Shares were issued on May 27, 2009.  In accordance with the terms of the Shares Underwriting Agreement, the Company granted the Underwriters of the Notes a 30-day option, solely to cover over-allotments, to purchase up to an additional aggregate 750,000 shares of the Company’s common stock.  A copy of the Shares Underwriting Agreement is attached hereto as Exhibit 1.2 and is incorporated herein by reference.

On May 21, 2009, the Company entered into a Convertible Note Hedge Confirmation (as amended and restated, the “Hedge Confirmation”) and a Warrant Confirmation (as amended and restated, the “Warrant Confirmation”) (the Hedge Confirmation together with the Warrant Confirmation, the “Call Spread Agreements”) with Deutsche Bank AG, an affiliate of the Representative.  The Call Spread Agreements are expected to have the impact of increasing the effective conversion price of the Notes (described below) from the Company’s perspective from $69.00 per share of the Company’s common stock to $100.00 per share.  The Call Spread Agreements were subsequently amended and restated on May 22, 2009 to reflect the Underwriters’ exercise of the over-allotment option relating to the Notes.

Under the Hedge Confirmation, if any Notes are converted and the Company timely notifies Deutsche Bank AG of such conversion, Deutsche Bank AG will generally be required to deliver to the Company the number of shares of the Company’s common stock that the Company is obligated to deliver to the holders of the Notes with respect to the conversion, with cash in lieu of any fractional shares, calculated exclusive of any shares deliverable by reason of any election by the Company to unilaterally increase the conversion rate pursuant to the Indenture (as defined below), and subject to certain adjustments if the Company is obligated to deliver any additional (or “make whole”) premium relating to the Notes.  The Hedge Confirmation expires at the close of trading on May 1, 2014, which is the maturity date of the Notes, although Deutsche Bank AG will have ongoing obligations with respect to Notes properly converted on or prior to that date of which Deutsche Bank AG has been timely notified.

See Item 3.02 of this Current Report on Form 8-K for a description of the Warrant Confirmation and the warrants issued pursuant thereto. Holders of our Notes, Deutsche Bank AG or their respective affiliates or transferees may have entered into derivative transactions with respect to the Shares, may enter into additional derivative transactions, may unwind or adjust derivative transactions, and may purchase or sell Shares in secondary market transactions. The effect, if any, of these activities on the trading price of the Shares will depend in part on market conditions and cannot be ascertained in advance, but any of these activities could adversely affect the value of the Shares. Copies of Hedge Confirmation and Warrant Confirmation are attached hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

On May 27, 2009, the Company entered into an Indenture (the “Indenture”) with U.S. Bank National Association, as trustee, relating to the Notes.  The Notes mature on May 1, 2014 and the interest rate payable on the Notes is 2.50% per annum, payable semi-annually in arrears on May 1 and November 1 of each year, commencing November 1, 2009.  The Notes are subordinate to existing and future senior indebtedness, equal to existing and future senior subordinated indebtedness and senior in right of payment to existing and future subordinated indebtedness of the Company.

The Notes are convertible prior to maturity, subject to certain conditions, into cash and, under certain circumstances, shares, of the Company’s common stock at an initial conversion price of $69.00.

Holders may surrender their Notes for conversion at any time prior to the close of business on November 1, 2013 only if any of the following conditions is satisfied:

•                  during any calendar quarter commencing after September 30, 2009, if the closing sale price of the Company’s common stock, for at least 20 trading days in the period of 30 consecutive trading days ending on the last trading day of the calendar quarter immediately preceding the calendar quarter in which the conversion occurs, is more than 130% of the conversion price per share of the notes in effect on that last trading day; or

•                  during the 10 consecutive trading-day period that follows any five consecutive trading-day period in which the trading price for the Notes for each such trading day was less than 98% of the closing sale price of the Company’s common stock  on such date multiplied by the then current conversion rate; or

•                  the Company makes specific significant distributions to holders of the Company’s common stock, the Company enters into specified corporate transactions or the Company’s common stock is not listed on a U.S. national securities exchange.

Holders may surrender their Notes for conversion after November 1, 2013 and on or prior to the close of business on the business day immediately prior to the stated maturity date regardless if any of the foregoing conditions have been satisfied.

Each $1,000 principal amount of Notes is convertible into cash and, under certain circumstances, shares of the Company’s common stock, based on an amount (the “Daily Conversion Value”), calculated for each of the 25 trading days beginning on and including the third trading day after the conversion date (the “Conversion Period”). The Daily Conversion Value for each trading day during the Conversion Period for each $1,000 aggregate principal amount of Notes is equal to one-twenty-fifth (1/25th) of the product of the then applicable conversion rate multiplied by the volume weighted average price of the Company’s common stock on that day.

For each $1,000 aggregate principal amount of Notes surrendered for conversion, the Company will deliver to holders of the Notes, on the third business day following the end of the Conversion Period, the aggregate of the following for each trading day during the related conversion period:

(1)          if the Daily Conversion Value for such day exceeds $40.00, (a) a cash payment of $40.00 and (b) the remaining Daily Conversion Value, in shares of the Company’s common stock; or

(2)          if the Daily Conversion Value for such day is less than or equal to $40.00, a cash payment equal to the Daily Conversion Value.

For each $1,000 aggregate principal amount of Notes surrendered for conversion after the thirtieth scheduled trading day prior to the maturity date and on or prior to the close of business on the second scheduled trading day immediately prior to the maturity date, (i) the holder will be deemed to have surrendered such Note as of the thirtieth trading day immediately preceding the maturity date, (ii) the Conversion Period for such Notes will commence on the twenty-seventh trading day immediately preceding the maturity date, and (iii) the settlement date for the conversion of such Notes will be the maturity date.

The daily portion of the number of shares of common stock to be delivered under clause (1)(b) above will be determined by dividing the excess Daily Conversion Value over $40.00 by the volume weighted average price of the Company’s common stock for the relevant day. No fractional shares will be issued upon conversion; in lieu thereof, the Company will deliver a number of shares of the Company’s common stock equal to the aggregate of the fractional shares otherwise deliverable for each trading day during the Conversion Period, rounded down to the nearest whole number, and pay cash equal to the remainder multiplied by the volume weighted average price of our common stock on the last trading day of the Conversion Period.

The conversion price for each $1,000 aggregate principal amount of Notes is initially $69.00 per share of our common stock. The “conversion rate” of a Note is equal to $1,000 divided by the then applicable conversion price at the time of determination (initially approximately 14.4928 shares of the Company’s common stock). The conversion price is subject to adjustment as described in the Indenture. Accordingly, an adjustment to the conversion price will result in a corresponding adjustment to the conversion rate.

If the Notes are converted in connection with certain fundamental changes that occur prior to maturity of the Notes, the Company may also be obligated to pay an additional (or “make whole”) premium with respect to the Notes so converted. In addition, if certain fundamental changes occur with respect to the Company, holders of the Notes will have the option to require the Company to purchase for cash all or a portion of the Notes at a purchase price equal to 100% of the principal amount of the Notes plus accrued and unpaid interest.

The foregoing summary is qualified in its entirety by reference to the Indenture, a copy of which is attached hereto as Exhibit 4.1, and is incorporated herein by reference.

Item 3.02             Unregistered Sales of Equity Securities.

Effective as of May 27, 2009, the Company purchased from Deutsche Bank AG, an affiliate of the Representative, a convertible note hedge pursuant to the Hedge Confirmation.  Effective as of May 27, 2009, the Company also sold to Deutsche Bank AG warrants to purchase an aggregate of 7,246,377 shares of our common stock pursuant to the Warrant Confirmation.  The Company paid approximately $121.0 million pursuant to the Hedge Confirmation and received approximately $37.6 million pursuant to the Warrant Confirmation. The Call Spread Agreements are expected to have the impact of increasing the effective conversion price of the Notes from the Company’s perspective from $69.00 per share of the Company’s common stock to $100.00 per share.

The warrants issued under the Warrant Confirmation have a strike price of $100.00 per share (the “Strike Price”), subject to customary adjustments.  The warrants expire in approximately equal tranches over the forty trading days beginning July 30, 2014 and ending September 24, 2014.  The warrants are exercisable only on the applicable expiration date (European style).  If the warrants are exercised, the Company will settle the warrants under net share settlement.  Under net share settlement for the relevant tranche of warrants, the Company will issue a number of shares of its common stock equal to (x) the product of (i) the number of warrants exercised and (ii) the excess, if any, of the volume weighted average price of the Company’s common stock for the expiration date of the relevant tranche of warrants (the “VWAP”) over the Strike Price divided by (y) the VWAP, and cash in lieu of any fractional shares.

We issued and sold the warrants to Deutsche Bank AG in transactions which were exempt from the registration requirements of the Securities Act of 1933, as amended, because the offer and sale did not involve a public offering.  There were no underwriting commissions or discounts granted in connection with the sale of the warrants.

Item 8.01             Other Events.

On May 20, 2009, the Company publicly announced a proposed convertible senior subordinated notes offering and the proposed common stock offering.  On May 21, 2009, the Company publicly announced the pricing of the Notes and the Shares.  On May 22, 2009, the Company publicly announced the Underwriters’ exercise of the over-allotment option with respect to the Notes.

The Company hereby incorporates by reference the press releases dated May 20, 2009,  May 21, 2009 and May 22, 2009, attached hereto as Exhibits 99.1, 99.2, and 99.3, respectively, and made a part of this Item 8.01.

Item 9.01             Financial Statements and Exhibits.

Exhibit No.	Description

1.1

Underwriting Agreement for 2.50% Convertible Senior Subordinated Notes due May 1, 2014, dated as of May 21, 2009, between Cephalon, Inc. and Deutsche Bank Securities Inc., as representative of the several underwriters named therein

1.2	Underwriting Agreement for Common Stock, dated as of May 21, 2009, between Cephalon, Inc. and Deutsche Bank Securities Inc., as representative of the several underwriters named therein

4.1	Indenture, dated May 27, 2009, between Cephalon, Inc. and U.S. Bank National Association, as trustee

4.2	Form of 2.50% Convertible Senior Subordinated Notes due May 1, 2014

10.1	Amended and Restated Convertible Noted Hedge Confirmation, dated as of May 22, 2009, between Cephalon, Inc. and Deutsche Bank AG, London Branch

10.2	Amended and Restated Warrant Confirmation, dated as of May 22, 2009, between Cephalon, Inc. and Deutsche Bank AG, London Branch

99.1	Press Release dated May 20, 2009 — Cephalon Announces Proposed Public Offering of Common Stock and Convertible Senior Subordinated Notes

99.2	Press Release dated May 21, 2009 — Cephalon Prices 5 Million Shares of Common Stock and $435 Million in 2.50% Convertible Senior Subordinated Notes in Public Offerings

99.3	Press Release dated May 22, 2009 — Cephalon Announces Exercise of $65 Million Over-allotment Option on 2.50% Convertible Senior Subordinated Notes

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHALON, INC.

Date: May 28, 2009	By:	/s/ J. Kevin Buchi
J. Kevin Buchi
Executive Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description

1.1

Underwriting Agreement for 2.50% Convertible Senior Subordinated Notes due May 1, 2014, dated as of May 21, 2009, between Cephalon, Inc. and Deutsche Bank Securities Inc., as representative of the several underwriters named therein

1.2	Underwriting Agreement for Common Stock, dated as of May 21, 2009, between Cephalon, Inc. and Deutsche Bank Securities Inc., as representative of the several underwriters named therein

4.1	Indenture, dated May 27, 2009, between Cephalon, Inc. and U.S. Bank National Association, as trustee

4.2	Form of 2.50% Convertible Senior Subordinated Notes due May 1, 2014

10.1	Amended and Restated Convertible Noted Hedge Confirmation, dated as of May 22, 2009, between Cephalon, Inc. and Deutsche Bank AG, London Branch

10.2	Amended and Restated Warrant Confirmation, dated as of May 22, 2009, between Cephalon, Inc. and Deutsche Bank AG, London Branch

99.1	Press Release dated May 20, 2009 — Cephalon Announces Proposed Public Offering of Common Stock and Convertible Senior Subordinated Notes

99.2	Press Release dated May 21, 2009 — Cephalon Prices 5 Million Shares of Common Stock and $435 Million in 2.50% Convertible Senior Subordinated Notes in Public Offerings

99.3	Press Release dated May 22, 2009 — Cephalon Announces Exercise of $65 Million Over-allotment Option on 2.50% Convertible Senior Subordinated Notes